--------------------------------------------------------------------------------
                            Real Estate Finance Group
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE TRADING
--------------------------------------------------------------------------------

                              $280,240,930 (+/- 5%)
                                "DLJ FHA/GNMA I"


               AMERICAN SOUTHWEST FINANCIAL SECURITIES CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-FHA1

                    **PRELIMINARY SUMMARY MEMORANDUM (12/9)**



                             CAPITAL MARKETS/TRADING
                  --------------------------------------------
                           Mark Hansen (212) 892-4692
                           Phil Evanski (212) 892-4692
                           Andrew Winer (212) 892-4692
                           John Beaman (212) 892-4692

                               STRUCTURED FINANCE
                  --------------------------------------------
                         Chris McCormack (212) 892-4692
                             Kin Lee (212) 892-2313

                                   S&P Contact
                  --------------------------------------------



This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette

Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue, New York, New York 10172

Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group

--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE TRADING
--------------------------------------------------------------------------------

               American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"

--------------------------------------------------------------------------------
 Coupon                                                              Credit
 Strip                 Pass-Through Certificates                     Support*
--------------------------------------------------------------------------------

                    Class     A-1         AAA        Fixed
Class S   ------------------------------------------------------------
  AAAr              Class     A-2         AAA        Fixed
  WAC     ------------------------------------------------------------

                    Class     A-3         AAA        Fixed
          ------------------------------------------------------------
                    Class     A-4         AAA        Fixed
          ------------------------------------------------------------
                    Class     A-Z         AAA        Fixed (Accretion)
          ------------------------------------------------------------
                    Class      B           NR        Fixed
--------------------------------------------------------------------------------
                 * 99% Principal Guarantee on FHA Mortgage Collateral
                 *100% Principal Guarantee on GNMA Certificate Collateral

ASFS 1996-FHA1 "DLJ FHA/GNMA I"
--------------------------------------------------------------------------------

                         Est.               Est.           Est.          Est.            Est.                Est.
                      Pass-Thru           Average        Expected      Principal          ($)                (%)
    Class               Rate              Life (1)       Final (1)     Window (1)      Balance (2)         Balance
    -----               ----              --------       ---------     ----------      -----------         -------
      S              1.459% WAC             9.20          2/25/32         422           Notional             ---


     A-1            6.300% Fixed            2.00          6/25/00          42          43,660,000           15.58%

     A-2            6.750% Fixed            5.00          1/25/03          32          52,050,000           18.57%

     A-3            6.925% Fixed            7.00         10/25/04          22          43,510,000           15.53%

     A-4            7.055% Fixed            8.83          8/25/06          23          64,815,000           23.13%

     A-Z            7.055% Fixed           11.61          8/25/14          97          71,201,094           25.41%

      B             6.500% Fixed           19.47          2/25/32         211           5,004,836            1.79%
                                                                                      -----------          ------
    Total                                                                             280,240,937          100.00%
                                                                                      ===========          ======

                                           Est.
                     Est.                 Rating          ERISA/          Price           Est.
    Class           Status                 S&P            SMMEA           Talk           Price
    -----           ------                 ---            -----           ----           -----

      S             Public                 AAAr           Yes/No           n/a            n/a


     A-1            Public                 AAA            Yes/No          40-45          100-04

     A-2            Public                 AAA            Yes/No          50-55          101-00

     A-3            Public                 AAA            Yes/No          60-65          101-12


     A-4            Public                 AAA            Yes/No          65-70          101-08

     A-Z            Public                 AAA            Yes/No         125-130          95-20

      B              144A                   NR             No/No           250            78-28


     1)   Assumes a 40% CPR after the Par Call Date.

     2)   Subject to a 5% Variance.

     3)   Assume Settlement Date on or about 12/24/96.

--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group

--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE TRADING
--------------------------------------------------------------------------------

               American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"


--------------------------------------------------------------------------------
Collateral:    The Trust Fund will consist primarily of a pool of 64,
               monthly-pay, fully amortizing FHA guaranteed mortgage loans plus
               20 monthly-pay, fully amortizing GNMA Certificates (backed by FHA guaranteed mortgage loans) with an aggregate balance of
               $280,240,930, each of which is secured by a multifamily or nursing care property. The 84 loans are on properties located throughout 27 states with the largest concentrations in New York
               15.9% (8 loans), Texas 8.9% (8 loans) and in Ohio 8.6% (12 loans).
--------------------------------------------------------------------------------
Sellers:       Greystone Funding Corporation ("Greystone") sold 53% and Daiwa
               Finance ("Daiwa") sold the remaining 47%, of the collateral to the trust. Greystone, a Virginia corporation, is engaged in the business of purchasing, selling, financing and restructuring mortgage loans and mortgage-backed securities, including
               FHA-insured loans and GNMA pass-through certificates. Daiwa, a
               New York corporation, is involved in, among other things,
               originating mortgage loans, acquiring mortgage assets and selling interests therein or bonds secured thereby.
--------------------------------------------------------------------------------
Servicer:      Greystone Servicing      Dealer:        Donaldson, Lufkin &
               Corporation, Inc.                       Jenrette/Daiwa Securities
                                                       America
--------------------------------------------------------------------------------
Trustee:       LaSalle National Bank    Depositor:     American Southwest
                                                       Financial Securities
--------------------------------------------------------------------------------
Rating:        Standard & Poor's        Closing Date:  December --, 1996
--------------------------------------------------------------------------------
Prepayment     Prepayment interest shortfalls will be offset by (i) excess
Interest       prepayment interest and (ii) the total servicing fee collected
Shortfalls:    for the distribution period.
--------------------------------------------------------------------------------
Advances:      Advances subject to recoverability determination.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group

--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE TRADING
--------------------------------------------------------------------------------


               American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"

--------------------------------------------------------------------------------
Prepayment     All of the mortgage loans provide for the combination of a
Protection     prohibited prepayment period ("Lockout") and a prepayment premium
and            period ("PP").
Distribution:
               All PPs collected on the mortgage loans will be distributed 75%
               to Class S and 25% to the class of certificates effected by the principal prepayment.
--------------------------------------------------------------------------------
Servicing of   1)   If a borrower misses a payment due under a mortgage loan
Defaults:           the Trustee is required to notify the FHA of the default.
               2)   If the missed payment remains outstanding for over 30 days
                    (the "Date of Default") the majority holder of Class B has the option to buy the loan from the trust at par.
               3)   The Trustee must notify FHA of its intent to file an
                    insurance claim within 45 days of the Date of Default and
                    file the claim within 30 days of notification.
               4)   If the majority holder of the Class B has not exercised its option to purchase the mortgage loan and FHA has replaced
                    the loan with debentures, the majority Class B holder will then have the option to purchase the debentures from the
                    trust at par.
               5)   If any debentures are not purchased from the trust from the majority Class B holder, it will become the ultimate
                    obligation of the Trustee to do so.
--------------------------------------------------------------------------------
FHA/GNMA       FHA       FHA Insurance is backed by the full faith and credit of
Guarantees:              the United States of America and covers the ultimate
                         recovery of principal on defaulted FHA mortgage loans
                         subject to a 1% assignment fee and other potential
                         fees.
               GNMA      GNMA Certificates carry a 100% guarantee as to full and
                         timely payment of principal and interest thereon by
                         GNMA, whose guarantee is also backed by the full faith
                         and credit of the United States of America.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette Securities Corporation 277 Park Avenue, New York, New York 10172
--------------------------------------------------------------------------------

                            Real Estate Finance Group

--------------------------------------------------------------------------------
                           COMMERCIAL MORTGAGE TRADING
--------------------------------------------------------------------------------

               American Southwest Financial Securities Corporation
              Mortgage Pass-Through Certificates, Series 1996-FHA1
                                "DLJ FHA/GNMA I"


--------------------------------------------------------------------------------
Major          Section 221(d)(3)&(4)    Sections 221(d)(3) and 221(d)(4)
Program                                 authorize HUD to provide FHA mortgage
Descriptions:                           insurance to finance construction or
                                        rehabilitation of multifamily rental or
                                        cooperative housing that has five or
                                        more units for low to moderate income
                                        families.


               Section 223(a)(7) Section 223(a)(7) permits the FHA to refinance existing FHA mortgage loans on multifamily mortgages. The principal amount of the mortgage loan is limited to the lesser of (i) the original principal amount of the existing mortgage loan or (ii) the unpaid balance of the existing mortgage loan, to which certain FHA approval items and improvements may be added.

               Section 223(d) Section 223(d) is a market rate, unsubsidized program providing for supplemental funding of on-going property operations.

               Section 223(f) Section 223(f) is a market rate, unsubsidized program which authorizes the FHA to insure mortgages made for the purchase or refinancing of existing multifamily properties which contain at least five or more units and do not require substantial rehabilitation.

               Section 232/223(f) Provides insurance for the construction, substantial rehabilitation or refinancing of nursing homes, intermediate-care or "Board and Care" facilities. HUD-approved profit and non-profit organizations and public owners, such as state agencies, are eligible for participation in the program.

               Section 241(f) Section 241(f) provides for federal insurance of supplemental loans to owners and prospective purchasers of eligible low-income housing to maintain and generally improve the related properties for low-income occupancy. Based on a plan of action approved by the FHA, an owner may receive an equity take-out loan to assist in its purchase of the related property. The maximum insurable loan amount for an equity take-out loan or an acquisition loan is prescribed by the FHA based on the projected value of the related property and cost of implementing the plan of action. Equity take out loans will have terms not to exceed 40 years and acquisition loans will have terms of 40 years.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This investment summary is a computational, structural and/or collateral term sheet for internal use only and has been prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed to assist Donaldson, Lufkin & Jenrette Securities Corporation personnel in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any hypothetical computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loans or assumptions that the mortgage loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum have been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

                      Location of the Mortgaged Properties



                                                               Mortgage               Section of
                                                               Asset     GNMA/        Housing                                 Zip
#  Property Name                            Property Type      Type      FHA Number   Act       City                 State    Code

------------------------------------------------------------------------------------------------------------------------------------
 1 The Lakes and Trees at Watergate         Multifamily        GNMA    402308         223 (f)   Virginia Beach         VA     23451
 2 Buckingham Station Apartments            Multifamily        FHA     101-11023      207       Aurora                 CO     80231
 3 Brendenwood Retirement Center            Nursing Facility   GNMA    436933         223 (a)7  Vorhees                NJ     20186
 4 Villa Hermosa Apartments                 Multifamily        FHA     012-35203      221 (d)4  New York               NY     10029
 5 Dry Creek Village Apartments             Multifamily        FHA     122-11019      223 (f)   Paso Robles            CA     93446
 6 Gladys Hampton House                     Multifamily        FHA     012-57014      223 (e)   New York               NY     10017
 7 Underwood Towers Apartments              Multifamily        FHA     017-32023      220       Hartford               CT     10106
 8 Wingate at Brighton                      Nursing Facility   FHA     023-43213      223 (a)7  Brighton               MA     02135
 9 Renwick Garden Apartments                Multifamily        FHA     012-32188      220       New York               NY     10016
10 Spring Pond Apartments                   Multifamily        FHA     014-11096      223 (f)   Erwin                  NY     14870
11 The Park at Bouldercrest                 Multifamily        GNMA    413874         223 (f)   Dekalb County          GA     30316
12 Caravilla Residential Centers            Nursing Facility   FHA     072-22011      223 (f)   Mount Vernon           IL     60610
13 Nittany Manor Care Center                Nursing Facility   GNMA    157013         232       Altoona                PA     16601
14 Langdon Place of Dover                   Nursing Facility   FHA     024-43059      223 (f)   Dover                  NH     03821
15 Hillbrook Apartments                     Multifamily        GNMA    382270         223 (f)   Austintown             OH     44515
16 Georgetown South Apartments              Multifamily        GNMA    429325         223 (f)   Lafayette              IN     47901
17 Universal Properties                     Multifamily        GNMA    419430         223 (f)   Blacksburg             VA     24060
18 Gatewood Apartments                      Multifamily        FHA     133-11012      223 (f)   Lubbock                TX     79424
19 Curry Oaks Apartments                    Multifamily        FHA     113-35086      221 (d)4  Killeen                TX     76540
20 Langdon Place of Exeter                  Nursing Facility   FHA     024-43060      223 (f)   Exeter                 NH     03821
21 Westfield Health Care Center             Nursing Facility   FHA     014-43021      232       Westfield              NY     14787
22 Oasis Apartments                         Multifamily        FHA     123-11059      223 (f)   Sierra Vista           AZ     85635
23 Greenville Care Center                   Nursing Facility   FHA     047-43089      223 (f)   Greenville             MI     48838
24 Heather Knoll of Summit County           Nursing Facility   FHA     042-43122      223 (f)   Tallmadge              OH     44278
25 Catalina Club Apartments                 Multifamily        FHA     067-11058      223 (f)   Merritt Island         FL     32953
26 College View Apartments                  Multifamily        FHA     114-35373      221 (d)4  La Porte               TX     77571
27 Briarwood Apartments                     Multifamily        GNMA    372752         223 (f)   Texas City             TX     77590
28 The Willow Apartments                    Multifamily        FHA     114-35324      221 (d)4  Port Arthur            TX     77642
29 Riverview I Apartments                   Multifamily        FHA     012-35281      221 (d)4  New York               NY     10031
30 Greenridge Nursing Center                Nursing Facility   FHA     047-43092      223 (f)   Big Rapids             MI     49307
31 Navarre Health Care Center               Multifamily        FHA     042-43084      232       Navarre                OH     44662
32 Roxanne Apartments                       Multifamily        FHA     000-94033      223 (f)   Suitland               MD     20746
33 Ambassador Terrace Apartments            Multifamily        FHA     012-35639      223 (a)7  Brooklyn               NY     11210
34 Parkwood Apartments                      Multifamily        GNMA    420201         223 (f)   East Haven             CT     06512
35 Terrace Village Apartments               Multifamily        FHA     143-11024      223 (f)   San Bernardino         CA     92400
36 Fox Rest Woods Apartments II             Multifamily        GNMA    181119         223 (a)7  Laurel                 MD     20697
37 Bella Vista Nursing Center               Nursing Facility   FHA     091-22001      223 (f)   Rapid City             SD     55701
38 Missouri Valley Nursing Center           Nursing Facility   FHA     091-22003      223 (f)   Pierre                 SD     57501
39 Black Hills Retirement Center            Nursing Facility   FHA     091-22002      223 (f)   Rapid City             SD     55701
40 East Lansing Health Care Center          Nursing Facility   FHA     047-43084      223 (f)   East Lansing           MI     48823
41 Twin Oaks Apartments                     Multifamily        FHA     133-11010      223 (f)   Lubbock                TX     79424
42 Manistee Heights Care Center             Nursing Facility   FHA     047-43062      232       Manistee               MI     49660
43 Southwood Apartments                     Multifamily        GNMA    378387         241 (f)   Naugatuck              CT     06770
44 Montrose Nursing Home                    Nursing Facility   FHA     048-43022      232       Montrose               MI     48457
45 Argyle Place Apartments                  Multifamily        FHA     071-35628      221 (d)4  Chicago                IL     60640
46 Keysville Convalescent & Nursing Center  Nursing Facility   FHA     061-43088      232       Keysville              GA     30816
47 Russell Square Apartments                Multifamily        FHA     062-35338      221 (d)4  Russell                AL     35653
48 Roosevelt Park Nursing Centre            Nursing Facility   FHA     047-43077      232       Muskegon               MI     49441
49 Litchfield Nursing Centre                Nursing Facility   FHA     047-43085      223 (f)   Litchfield             MI     49252
50 Egle Nursing Home                        Nursing Facility   GNMA    436930         223 (f)   Lonaconing             MD     22186
51 Evergreen Manor Nursing Home             Multifamily        FHA     042-43086      232       Wadsworth              OH     44281
52 Blueberry Square Apartments              Multifamily        GNMA    414001         223 (f)   San Diego              CA     91977

53 Harbor View Estates                      Multifamily        FHA     092-35495      221 (d)4  Duluth                 MN     55701
54 Central Park Apartments                  Multifamily        FHA     044-94005      233 (f)   Detroit                MI     48207
55 Carriage Court of Lancaster              Nursing Facility   FHA     043-43101      232       Lancaster              OH     43130
56 Twin Manor Nursing Home                  Multifamily        FHA     042-43087      232       Plain Township         OH     43064
57 Old Towne Manor                          Multifamily        GNMA    378389         241 (f)   Cumberland             MD     21502
58 Wingate at Brighton                      Nursing Facility   FHA     023-15017      223 (d)   Brighton               MA     02135
59 Conifers II Apartments                   Multifamily        GNMA    420200         223 (a)7  Miami Township         OH     45056

                      Location of the Mortgaged Properties



                                                               Mortgage               Section of
                                                               Asset     GNMA/        Housing                                 Zip
#  Property Name                            Property Type      Type      FHA Number   Act       City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
60 Inner City Apartments                    Multifamily        FHA     017-11018      223 (f)   Waterbury              CT     06702
61 Hawkins Meadow Apartments                Multifamily        GNMA    427543         223 (a)7  Amherst                MA     01002
62 Heritage Healthcare Centre               Nursing Facility   FHA     047-43086      223 (f)   Zeeland                MI     49464
63 Parkwood Heights Apartments              Multifamily        GNMA    432832         223 (f)   Burnsville             MN     55337
64 Greenwood Apartments                     Multifamily        FHA     053-35553      221 (d)4  Clayton                NC     27520
65 Hunnington II Apartments                 Multifamily        FHA     083-10014      241       Lexington              KY     40504
66 Bricewood Townhomes                      Multifamily        FHA     043-11061      223 (f)   Reynoldsburg           OH     43068
67 Spearswood Apartments                    Multifamily        GNMA    373433         221 (d)4  New Hope               AL     35760
68 Southwood Court Apartments               Multifamily        FHA     024-11012      223 (f)   Biddeford              ME     04005
69 Center Park Apartments                   Multifamily        FHA     042-11043      223 (f)   Cayahoga Falls         OH     43221
70 Carriage Court of Washington Courthouse  Nursing Facility   FHA     043-43102      232       Washington Courthouse  OH     43160
71 Bay Tree Apartments                      Multifamily        FHA     133-11011      223 (f)   Lubbock                TX     79410
72 Carriage Court of Marysville             Nursing Facility   FHA     043-43099      232       Marysville             OH     43040
73 Highland Court Apartments                Multifamily        GNMA    285711         223 (f)   Philadelphia           PA     19118
74 Carriage Court of Marysville             Nursing Facility   FHA     043-22003      223 (f)   Marysville             OH     43040
75 Community Skilled Nursing Facility       Nursing Facility   FHA     014-10020      241       Stamford               NY     12167
76 Caru East Apartments                     Multifamily        FHA     051-10004      241       Roanoke                VA     24017
77 Excelsior Village I                      Multifamily        GNMA    394108         241 (f)   Excelsior              MO     64024
78 Foulkrod Apartments                      Multifamily        FHA     034-98001      542 (c)   Philadelphia           PA     19107
79 The Highlands of Topsham                 Nursing Facility   FHA     024-15002      223 (d)   Topsham                ME     04086
80 Colonial Square Apartments               Multifamily        FHA     103-41005      241 (f)   Grand Island           NE     68801
81 Dudley Oaks Apartments                   Multifamily        FHA     122-41054      241 (f)   Los Angeles            CA     90007
82 Plantation View Apartments               Multifamily        FHA     112-11084      223 (f)   Irving                 TX     75061
83 Chief Tyee Apartments                    Multifamily        FHA     126-41003      241 (f)   Ashland                OR     97520
84 Takilma Village Apartments               Multifamily        FHA     126-41005      241 (f)   Ashland                OR     97520

                       Description of Mortgaged Properties




                                                                                 Annual
                                              Lien      Units/                    Debt                        Type/Date
 # Property Name                            Position    Beds      Section 8(%)   Service             NOI        of NOI         DSCR
------------------------------------------------------------------------------------------------------------------------------------
 1 The Lakes and Trees at Watergate           First      854        n/a         1,323,756         2,854,403    FY '95          2.16
 2 Buckingham Station Apartments              First      404        n/a         1,041,212         1,675,054    FY '96*         1.61
 3 Brendenwood Retirement Center              First       0         n/a           992,909         1,330,613    FY '95          1.34
 4 Villa Hermosa Apartments                   First      272       100.0%         960,351         1,029,957    FY '94          1.07
 5 Dry Creek Village Apartments               First      400        n/a           703,073         1,517,221    FY '95          2.16
 6 Gladys Hampton House                       First      204       100.0%         812,564               n/a      n/a           n/a
 7 Underwood Towers Apartments                First      451        n/a           662,158           657,598    FY '95          0.99
 8 Wingate at Brighton                        First       0         n/a           702,875           910,047      U/W           1.30
 9 Renwick Garden Apartments                  First      224       100.0%         808,532         1,290,361    FY '95          1.60
10 Spring Pond Apartments                     First      284        n/a           681,876         1,045,944      U/W           1.53
11 The Park at Bouldercrest                   First      434        n/a           673,601         1,236,294   FY '95 *         1.84
12 Caravilla Residential Centers              First      235        n/a           666,714           822,500      U/W           1.23
13 Nittany Manor Care Center                  First      174        n/a           539,921           760,000      U/W           1.41
14 Langdon Place of Dover                     First       32        n/a           500,110           751,686      U/W           1.50
15 Hillbrook Apartments                       First       0         n/a           519,272               n/a      n/a           n/a
16 Georgetown South Apartments                First      212        n/a           479,882           625,472      U/W           1.30
17 Universal Properties                       First       0         n/a           424,510               n/a      n/a           n/a
18 Gatewood Apartments                        First      348        n/a           439,508               n/a      n/a           n/a
19 Curry Oaks Apartments                      First      160        n/a           463,257           542,367      U/W           1.17
20 Langdon Place of Exeter                    First       37        n/a           401,720           603,067      U/W           1.50
21 Westfield Health Care Center               First      120        n/a           435,077           787,250      U/W           1.81
22 Oasis Apartments                           First      183        n/a           419,790           556,900      U/W           1.33
23 Greenville Care Center                     First      120        n/a           368,617           500,520      U/W           1.36
24 Heather Knoll of Summit County             First       0         n/a           351,847           559,357    FY '95          1.59
25 Catalina Club Apartments                   First      132        n/a           357,793           473,165    FY '95          1.32
26 College View Apartments                    First      104        n/a           370,671           412,516      U/W           1.11
27 Briarwood Apartments                       First      240        n/a           328,573           459,304      U/W           1.40
28 The Willow Apartments                      First      168       36.0%          383,256               n/a      n/a           n/a
29 Riverview I Apartments                     First      111       99.0%          449,721           788,156    FY '95          1.75
30 Greenridge Nursing Center                  First      132        n/a           311,728           483,120      U/W           1.55
31 Navarre Health Care Center                 First       0         n/a           365,621               n/a      n/a           n/a
32 Roxanne Apartments                         First      162        n/a           315,475            17,330    FY '95          n/a
33 Ambassador Terrace Apartments              First       66       100.0%         311,556           468,370    FY '95          1.50
34 Parkwood Apartments                        First      102        n/a           245,507           379,369      U/W           1.55
35 Terrace Village Apartments                 First      106        n/a           250,294           281,267      U/W           1.12
36 Fox Rest Woods Apartments II               First       0         n/a           257,983               n/a      n/a           n/a
37 Bella Vista Nursing Center                 First       70        n/a           248,086           564,363      U/W           2.28
38 Missouri Valley Nursing Center             First       72        n/a           243,007           501,629      U/W           2.06
39 Black Hills Retirement Center              First       74        n/a           240,437           447,534      U/W           1.86
40 East Lansing Health Care Center            First      113        n/a           249,248           444,866      U/W           1.79
41 Twin Oaks Apartments                       First      161        n/a           216,029               n/a      n/a           n/a
42 Manistee Heights Care Center               First       42        n/a           274,014           381,959    FY '94          1.39
43 Southwood Apartments                       First      168        n/a           223,074           367,704    FY '95          1.65
44 Montrose Nursing Home                      First       71        n/a           207,383           264,120      U/W           1.27
45 Argyle Place Apartments                    First       87        n/a           209,209           244,714      U/W           1.17
46 Keysville Convalescent & Nursing Center    First       64        n/a           227,667           273,087      U/W           1.20

47 Russell Square Apartments                  First       0         n/a           224,628               n/a      n/a           n/a
48 Roosevelt Park Nursing Centre              First       69        n/a           223,007           281,003      U/W           1.26
49 Litchfield Nursing Centre                  First       81        n/a           196,073           250,047      U/W           1.28
50 Egle Nursing Home                          First       66        n/a           159,959           272,184      U/W           1.70
51 Evergreen Manor Nursing Home               First       0         n/a           210,832               n/a      n/a           n/a
52 Blueberry Square Apartments                First       59        n/a           156,185           195,120      U/W           1.25
53 Harbor View Estates                        First       30        n/a           169,034           197,486      U/W           1.17
54 Central Park Apartments                    First       92        n/a           169,622           164,239    FY '94          0.97
55 Carriage Court of Lancaster                First       36        n/a           166,137           191,756      U/W           1.15
56 Twin Manor Nursing Home                    First       0         n/a           183,247               n/a      n/a           n/a
57 Old Towne Manor                            First       0        100.0%         164,197           265,048    FY '95          1.61
58 Wingate at Brighton                        Second      0         n/a           146,452           910,047      U/W           n/a
59 Conifers II Apartments                     First       48        n/a           136,276           196,129      U/W           1.44

                       Description of Mortgaged Properties



                                                                                 Annual
                                              Lien      Units/                    Debt                        Type/Date
 # Property Name                            Position    Beds      Section 8(%)   Service             NOI        of NOI         DSCR
------------------------------------------------------------------------------------------------------------------------------------
60 Inner City Apartments                      First       75       100.0%         154,844           191,401      U/W           1.24
61 Hawkins Meadow Apartments                  First       80        n/a           136,427           194,328    FY '95          1.42
62 Heritage Healthcare Centre                 First       45        n/a           131,170           172,480      U/W           1.32
63 Parkwood Heights Apartments                First       39        n/a           114,893           151,891      U/W           1.32
64 Greenwood Apartments                       First       40        n/a           116,225           142,222    FY '95          1.22
65 Hunnington II Apartments                   First      132        n/a           135,477           390,613      U/W           2.88
66 Bricewood Townhomes                        First       43        n/a           109,787           135,876      U/W           1.24
67 Spearswood Apartments                      First       48        n/a            98,352           130,878      U/W           1.33
68 Southwood Court Apartments                 First       41        n/a            98,256           134,338      U/W           1.37
69 Center Park Apartments                     First       53        n/a            87,428            97,352      U/W           1.11
70 Carriage Court of Washington Courthouse    First       21        n/a            83,569           106,132      U/W           1.27
71 Bay Tree Apartments                        First       61        n/a            73,967               n/a      n/a           n/a
72 Carriage Court of Marysville               First       20        n/a            77,601            92,559      U/W           1.19
73 Highland Court Apartments                  First       19        n/a            72,791            92,115    FY '95          1.27
74 Carriage Court of Marysville               Second      21        n/a            68,562            89,709      U/W           1.31
75 Community Skilled Nursing Facility         First       0         n/a            63,333               n/a      n/a           n/a
76 Caru East Apartments                       First      128        n/a            68,821           442,210    FY '95          n/a
77 Excelsior Village I                        First       60        n/a            56,593               n/a      n/a           n/a
78 Foulkrod Apartments                        First       0         n/a            60,220               n/a      n/a           n/a
79 The Highlands of Topsham                   First      120        n/a            52,376               n/a      n/a           n/a
80 Colonial Square Apartments                 First       56       100.0%          54,421            93,717      U/W           1.72
81 Dudley Oaks Apartments                     First       20        n/a            43,131            73,929      U/W           1.71
82 Plantation View Apartments                 First       52        n/a            67,426            72,541      U/W           1.08
83 Chief Tyee Apartments                      First       31        n/a            27,981            44,943      U/W           1.61
84 Takilma Village Apartments                 First       18       100.0%          17,070            35,981      U/W           2.11
                                                                                                                               ----

   Total/Weighted Average:                                                                                                     1.50
                                                                                                                               ====

                      Characteristics of the Mortgage Loans


                                                                           Percentage of
                                                  Original    Cut-off Date  Cut-off Date
                                                  Principal    Principal     Principal    Mortgage Administrative  Net     Debenture
 # Property Name                                  Balance      Balance (1)    Balance      Rate     Fee Rate (2)   Rate       Rate
------------------------------------------------------------------------------------------------------------------------------------
 1 The Lakes and Trees at Watergate             14,954,478    14,785,689        5.3%      8.375%      0.270%      8.105%        n/a
 2 Buckingham Station Apartments                11,503,900    11,238,871        4.0%      8.600%      0.195%      8.405%      8.500%
 3 Brendenwood Retirement Center                11,040,700    11,030,670        3.9%      8.450%      0.270%      8.180%        n/a
 4 Villa Hermosa Apartments                      9,879,400     9,021,896        3.2%      9.500%      0.195%      9.305%      7.750%
 5 Dry Creek Village Apartments                  8,806,000     8,632,075        3.1%      7.375%      0.320%      7.055%      7.000%
 6 Gladys Hampton House                          9,236,700     8,187,274        2.9%      8.500%      0.140%      8.360%      7.125%
 7 Underwood Towers Apartments                   8,116,378     8,075,289        2.9%      7.500%      0.120%      7.380%     11.625%
 8 Wingate at Brighton                           7,942,900     7,938,262        2.8%      8.500%      0.195%      8.305%      7.250%
 9 Renwick Garden Apartments                     8,734,900     7,879,951        2.8%      9.000%      0.195%      8.805%      7.250%
10 Spring Pond Apartments                        7,800,100     7,790,442        2.8%      8.250%      0.205%      8.045%      7.250%
11 The Park at Bouldercrest                      8,109,700     7,573,669        2.7%      7.750%      0.395%      7.355%        n/a
12 Caravilla Residential Centers                 7,402,500     7,396,847        2.6%      8.550%      0.620%      7.930%      7.250%
13 Nittany Manor Care Center                     6,559,300     6,557,352        2.3%      7.875%      0.270%      7.605%        n/a
14 Langdon Place of Dover                        5,943,500     5,924,427        2.1%      7.875%      0.195%      7.680%      6.500%
15 Hillbrook Apartments                          5,649,100     5,511,712        2.0%      8.375%      0.395%      7.980%        n/a
16 Georgetown South Apartments                   5,450,000     5,442,662        1.9%      8.000%      0.270%      7.730%        n/a
17 Universal Properties                          5,047,300     5,045,047        1.8%      7.875%      0.270%      7.605%        n/a
18 Gatewood Apartments                           5,015,000     5,002,529        1.8%      8.275%      0.220%      8.055%      6.500%
19 Curry Oaks Apartments                         4,943,000     4,937,835        1.8%      9.125%      0.195%      8.930%      8.375%
20 Langdon Place of Exeter                       4,774,200     4,758,879        1.7%      7.875%      0.195%      7.680%      6.500%
21 Westfield Health Care Center                  4,549,445     4,483,183        1.6%      9.000%      0.180%      8.820%     11.500%
22 Oasis Apartments                              4,505,000     4,456,329        1.6%      8.900%      0.220%      8.680%      7.750%
23 Greenville Care Center                        3,995,000     3,990,143        1.4%      8.500%      0.195%      8.305%      7.250%
24 Heather Knoll of Summit County                4,004,700     3,980,954        1.4%      8.300%      0.370%      7.930%      8.375%
25 Catalina Club Apartments                      3,867,500     3,838,016        1.4%      8.825%      0.195%      8.630%      8.375%
26 College View Apartments                       3,813,200     3,808,907        1.4%      9.500%      0.195%      9.305%      7.750%
27 Briarwood Apartments                          3,758,600     3,755,508        1.3%      8.250%      0.270%      7.980%        n/a
28 The Willow Apartments                         3,850,000     3,687,868        1.3%      9.750%      0.140%      9.610%     12.750%
29 Riverview I Apartments                        4,459,300     3,485,858        1.2%      9.500%      0.195%      9.305%      7.750%
30 Greenridge Nursing Center                     3,478,200     3,475,510        1.2%      8.500%      0.195%      8.305%      7.250%
31 Navarre Health Care Center                    3,434,200     3,398,457        1.2%     10.500%      0.170%     10.330%      9.000%
32 Roxanne Apartments                            3,337,681     3,313,791        1.2%      8.250%      0.120%      8.130%     10.250%
33 Ambassador Terrace Apartments                 2,990,100     2,930,413        1.0%      8.500%      0.320%      8.180%      7.250%
34 Parkwood Apartments                           2,919,000     2,916,376        1.0%      7.875%      0.270%      7.605%        n/a
35 Terrace Village Apartments                    2,899,500     2,898,274        1.0%      8.125%      0.320%      7.805%      7.250%
36 Fox Rest Woods Apartments II                  2,892,800     2,856,635        1.0%      8.450%      0.270%      8.180%        n/a
37 Bella Vista Nursing Center                    2,837,900     2,836,737        1.0%      8.250%      0.320%      7.930%      7.250%

38 Missouri Valley Nursing Center                2,779,800     2,778,661        1.0%      8.250%      0.320%      7.930%      7.250%
39 Black Hills Retirement Center                 2,750,400     2,749,273        1.0%      8.250%      0.320%      7.930%      7.250%
40 East Lansing Health Care Center               2,701,300     2,698,016        1.0%      8.500%      0.195%      8.305%      7.250%
41 Twin Oaks Apartments                          2,465,000     2,458,870        0.9%      8.275%      0.220%      8.055%      6.500%
42 Manistee Heights Care Center                  2,562,400     2,441,713        0.9%      9.750%      0.695%      9.055%      8.000%
43 Southwood Apartments                          2,392,800     2,376,513        0.8%      8.750%      0.395%      8.355%        n/a
44 Montrose Nursing Home                         2,212,800     2,208,574        0.8%      9.125%      0.195%      8.930%      8.375%
45 Argyle Place Apartments                       2,205,000     2,195,585        0.8%      9.250%      0.195%      9.055%      8.375%
46 Keysville Convalescent & Nursing Center       2,187,200     2,181,058        0.8%     10.000%      0.820%      9.180%      7.750%
47 Russell Square Apartments                     2,256,500     2,156,790        0.8%      9.750%      0.140%      9.610%     11.750%
48 Roosevelt Park Nursing Centre                 2,160,000     2,149,274        0.8%      9.750%      0.195%      9.555%      8.375%
49 Litchfield Nursing Centre                     2,125,000     2,122,416        0.8%      8.500%      0.195%      8.305%      7.250%
50 Egle Nursing Home                             1,829,800     1,826,769        0.7%      8.250%      0.270%      7.980%        n/a
51 Evergreen Manor Nursing Home                  1,980,300     1,791,100        0.6%     10.500%      0.195%     10.305%      9.000%
52 Blueberry Square Apartments                   1,755,200     1,752,913        0.6%      8.125%      0.270%      7.855%        n/a
53 Harbor View Estates                           1,738,900     1,724,783        0.6%      9.500%      0.570%      8.930%      6.000%
54 Central Park Apartments                       1,725,000     1,709,276        0.6%      8.875%      0.320%      8.555%      8.000%
55 Carriage Court of Lancaster                   1,709,100     1,706,846        0.6%      9.500%      0.270%      9.230%      8.375%
56 Twin Manor Nursing Home                       1,721,200     1,702,550        0.6%     10.500%      0.195%     10.305%      9.000%
57 Old Towne Manor                               1,707,700     1,685,599        0.6%      8.875%      0.270%      8.605%        n/a
58 Wingate at Brighton                           1,655,000     1,654,034        0.6%      8.500%      0.195%      8.305%      7.250%
59 Conifers II Apartments                        1,624,500     1,621,889        0.6%      7.750%      0.270%      7.480%        n/a

                      Characteristics of the Mortgage Loans


                                                                           Percentage of
                                                  Original    Cut-off Date  Cut-off Date
                                                  Principal    Principal     Principal    Mortgage Administrative  Net     Debenture
 # Property Name                                  Balance      Balance (1)    Balance      Rate     Fee Rate (2)   Rate       Rate
------------------------------------------------------------------------------------------------------------------------------------
60 Inner City Apartments                         1,568,500     1,548,123        0.6%      9.250%      0.195%      9.055%      7.750%
61 Hawkins Meadow Apartments                     1,506,400     1,500,220        0.5%      8.250%      0.270%      7.980%        n/a
62 Heritage Healthcare Centre                    1,421,600     1,419,871        0.5%      8.500%      0.195%      8.305%      7.250%
63 Parkwood Heights Apartments                   1,348,600     1,347,424        0.5%      8.000%      0.270%      7.730%        n/a
64 Greenwood Apartments                          1,354,300     1,304,249        0.5%      8.000%      0.195%      7.805%     10.250%
65 Hunnington II Apartments                      1,302,400     1,296,917        0.5%     10.000%      0.195%      9.805%      8.375%
66 Bricewood Townhomes                           1,139,700     1,129,715        0.4%      9.250%      0.320%      8.930%      7.750%
67 Spearswood Apartments                         1,053,900     1,044,235        0.4%      8.950%      0.270%      8.680%        n/a
68 Southwood Court Apartments                    1,020,000     1,012,991        0.4%      9.250%      0.195%      9.055%      8.375%
69 Center Park Apartments                          907,600       901,698        0.3%      9.250%      0.320%      8.930%      8.375%
70 Carriage Court of Washington Courthouse         859,700       857,717        0.3%      9.500%      0.320%      9.180%      7.750%
71 Bay Tree Apartments                             844,000       841,901        0.3%      8.275%      0.220%      8.055%      6.500%
72 Carriage Court of Marysville                    798,300       796,135        0.3%      9.500%      0.320%      9.180%      7.750%
73 Highland Court Apartments                       819,796       792,722        0.3%      7.900%      0.270%      7.630%        n/a
74 Carriage Court of Marysville                    765,000       760,678        0.3%      8.500%      0.320%      8.180%      7.250%
75 Community Skilled Nursing Facility              700,000       699,826        0.2%      8.750%      0.705%      8.045%      7.250%
76 Caru East Apartments                            660,100       643,051        0.2%     10.250%      0.320%      9.930%     10.250%

77 Excelsior Village I                             627,000       623,323        0.2%      8.750%      0.270%      8.480%        n/a
78 Foulkrod Apartments                             610,000       608,720        0.2%      9.250%      0.320%      8.930%      8.375%
79 The Highlands of Topsham                        584,400       581,345        0.2%      8.500%      0.580%      7.920%      7.250%
80 Colonial Square Apartments                      557,500       550,974        0.2%      9.250%      0.195%      9.055%      7.750%
81 Dudley Oaks Apartments                          484,000       482,683        0.2%      8.625%      0.195%      8.430%      7.250%
82 Plantation View Apartments                      480,800       476,358        0.2%      8.500%      0.320%      8.180%      7.250%
83 Chief Tyee Apartments                           310,000       307,794        0.1%      8.750%      0.195%      8.555%      7.750%
84 Takilma Village Apartments                      175,600       174,827        0.1%      9.500%      0.195%      9.305%      8.375%
                                               -------------------------------------------------------------------------------------
   Total/Weighted Average:                     286,645,278   280,240,339      100.0%      8.569%      0.260%      8.310%      8.009%
                                               =====================================================================================

   Maximum:                                     14,954,478    14,785,689        5.3%     10.500%      0.820%     10.330%     12.750%
   Minimum:                                        175,600       174,827        0.1%      7.375%      0.120%      7.055%      6.000%

  (1)  Cut-Off Date: December 1, 1996
  (2)  Includes sub-servicing, master servicing & trustee fees.

                      Maturity Terms of the Mortgage Loans


                                                      Original  Remaining  Remaining Remaining
                                    First     Stated   Term to    Term to   Hard     Prepayment
                                   Payment   Maturity   Stated    Stated    Lockout  Provision          Prepayment Provision at
# Property Name                     Date       Date    Maturity  Maturity   Term(1)  Term(1)            Cut-Off (years)
------------------------------------------------------------------------------------------------------------------------------------
 1 The Lakes and Trees at
    Watergate                       11/1/94    10/1/29     420     394      33       93   L(2.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
 2 Buckingham Station Apartments    10/1/92     9/1/27     420     369       8        8   L(0.67)
 3 Brendenwood Retirement Center    11/1/96     2/1/30     400     398      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
 4 Villa Hermosa Apartments          4/1/81     3/1/21     480     291      47       69   L(3.92), 0.250% (0.83)...0.125% (1)
 5 Dry Creek Village Apartments      2/1/94     1/1/29     420     385      24       24   L(2)
 6 Gladys Hampton House              3/1/81     2/1/21     480     290      49       66   L(4.08),0.25% (0.42)...0.125% (1)
 7 Underwood Towers Apartments       4/1/96    11/1/29     404     395      89       89   L(7.42)
 8 Wingate at Brighton              11/1/96    12/1/34     458     456      58       58   L(4.83)
 9 Renwick Garden Apartments         7/1/80     6/1/20     480     282      30       62   L(2.5), 0.375% (0.67)...0.125% (1)
10 Spring Pond Apartments           10/1/96     9/1/31     420     417     116      116   L(9.67)
11 The Park at Bouldercrest          4/1/96     3/15/31    420     411      51      111   L(4.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
12 Caravilla Residential Centers    11/1/96    10/1/31     420     418     117      117   L(9.75)
13 Nittany Manor Care Center        12/1/96    11/1/36     480     479     119      119   L(9.92)
14 Langdon Place of Dover            6/1/96     5/1/31     420     413      52      112   L(4.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
15 Hillbrook Apartments              5/1/94     4/1/23     348     316      28       88   L(2.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
16 Georgetown South Apartments      11/1/96    10/1/26     360     358       0       57   5%(0.75), 4%(1), 3%(1), 2%(1), 1%(1)
17 Universal Properties              1/1/97    12/1/31     421     420      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
18 Gatewood Apartments               7/1/96     6/1/31     420     414      53      113   L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
19 Curry Oaks Apartments             8/1/96     7/1/36     480     475      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
20 Langdon Place of Exeter           6/1/96     5/1/31     420     413      52      112   L(4.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
21 Westfield Health Care Center      9/1/94     3/1/26     379     351       0      210   9% (0.5)...0.50% (1)

22 Oasis Apartments                 10/1/94     9/1/29     420     393      32       32   L(2.67)
23 Greenville Care Center           11/1/96    10/1/26     360     358      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
24 Heather Knoll of Summit County    9/1/95     8/1/30     420     404      44      104   L(3.67), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
25 Catalina Club Apartments          5/1/95     4/1/30     420     400      39       99   L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
26 College View Apartments           7/1/96     6/1/36     480     474      50      110   L(4.17), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
27 Briarwood Apartments             11/1/96    10/1/31     420     418     118      118   L(9.83)
28 The Willow Apartments             7/1/85     6/1/25     480     342      45      132   L(3.75), 0.875% (.25)...0.125% (1)
29 Riverview I Apartments            1/1/81    12/1/20     480     288      33       72   L(2.75), 0.500% (0.33)...0.125% (1)
30 Greenridge Nursing Center        11/1/96    10/1/31     420     418      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
31 Navarre Health Care Center        1/1/91    12/1/31     492     420      49       49   L(4.08)
32 Roxanne Apartments                6/1/96     6/1/21     301     294     113      113   L(9.42)
33 Ambassador Terrace Apartments     1/1/96    10/1/23     334     322      48       48   L(4.00)
34 Parkwood Apartments              11/1/96    10/1/31     421     418      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
35 Terrace Village Apartments       12/1/96    11/1/31     420     419      60      120   L(5), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
36 Fox Rest Woods Apartments II      8/1/94     7/15/29    420     391      31       91   L(2.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
37 Bella Vista Nursing Center       12/1/96    11/1/31     420     419      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
38 Missouri Valley Nursing Center   12/1/96    11/1/31     420     419      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
39 Black Hills Retirement Center    12/1/96    11/1/31     420     419      58      118   L(4.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
40 East Lansing Health Care
    Center                          11/1/96    10/1/26     360     358      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
41 Twin Oaks Apartments              7/1/96     6/1/31     420     414      53      113   L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
42 Manistee Heights Care Center     12/1/92    11/1/17     300     251       7       67   L(0.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
43 Southwood Apartments             11/1/94    10/1/26     384     358      93       93   L(7.75)
44 Montrose Nursing Home             4/1/96     3/1/36     480     471      48      108   L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
45 Argyle Place Apartments           5/1/95     4/1/35     480     460      39       99   L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
46 Keysville Convalescent &
    Nursing Center                   5/1/96    10/1/28     390     382      43      103   L(3.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
47 Russell Square Apartments         3/1/85     2/1/25     480     338       0      128   1.375% (0.67)...0.125% (1)
48 Roosevelt Park Nursing Centre     3/1/96    11/1/25     357     347      47      107   L(3.92), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
49 Litchfield Nursing Centre        11/1/96    10/1/26     360     358      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
50 Egle Nursing Home                 9/1/96     8/15/31    420     416      55      115   L(4.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
51 Evergreen Manor Nursing Home      1/1/90    12/1/30     492     408      37       37   L(3.08)
52 Blueberry Square Apartments      10/1/96    11/1/26     362     359      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
53 Harbor View Estates              11/1/93    10/1/33     480     442      82       82   L(6.83)
54 Central Park Apartments           2/1/96     5/1/22     316     305       1       37   L(0.08), 3%(1), 2%(1), 1%(1)
55 Carriage Court of Lancaster       6/1/96     5/1/36     480     473      53      113   L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
56 Twin Manor Nursing Home           1/1/92    12/1/32     492     432      61       61   L(5.08)
57 Old Towne Manor                   5/1/95     4/1/24     348     328      40      100   L(3.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
58 Wingate at Brighton              11/1/96    12/1/34     458     456      58       58   L(4.83)
59 Conifers II Apartments           10/1/96     1/1/30     400     397      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)

                      Maturity Terms of the Mortgage Loans


                                                      Original  Remaining  Remaining Remaining
                                    First     Stated   Term to    Term to   Hard     Prepayment
                                   Payment   Maturity   Stated    Stated    Lockout  Provision          Prepayment Provision at
# Property Name                     Date       Date    Maturity  Maturity   Term(1)  Term(1)            Cut-Off (years)
------------------------------------------------------------------------------------------------------------------------------------

60 Inner City Apartments             2/1/95     1/1/25     360     337      36       96   L(3), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
61 Hawkins Meadow Apartments         7/1/96    11/15/25    353     347      53      113   L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
62 Heritage Healthcare Centre       11/1/96    10/1/26     360     358      57      117   L(4.75), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
63 Parkwood Heights Apartments      11/1/96    10/1/31     421     418     117      117   L(9.75)
64 Greenwood Apartments              1/1/94     9/1/27     405     369      84       84   L(7)
65 Hunnington II Apartments          1/1/96     8/1/28     392     380      46      106   L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
66 Bricewood Townhomes              12/1/94    11/1/29     420     395      34       94   L(2.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
67 Spearswood Apartments            11/1/94     7/1/30     430     403      94       94   L(7.83)
68 Southwood Court Apartments        5/1/95     4/1/30     420     400      39       99   L(3.25), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
69 Center Park Apartments            6/1/95     5/1/30     420     401      40      100   L(3.33), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
70 Carriage Court of Washington
    Courthouse                       1/1/96    12/1/35     480     468      48      108   L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
71 Bay Tree Apartments               7/1/96     6/1/31     420     414      53      113   L(4.42), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
72 Carriage Court of Marysville     11/1/95    10/1/35     480     466      46      106   L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
73 Highland Court Apartments         1/1/94    12/15/21    336     300       0       24   2%(1), 1%(1)
74 Carriage Court of Marysville     11/1/95    10/1/30     420     406      46      106   L(3.83), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
75 Community Skilled Nursing
     Facility                       12/1/96     1/1/36     470     469     118      118   L(9.83)
76 Caru East Apartments              1/1/88    12/1/27     480     372       0       10   1.0% (0.83)
77 Excelsior Village I              12/1/94    11/1/34     480     455      95       95   L(7.92)
78 Foulkrod Apartments               9/1/96     8/1/26     360     356     116      116   L(9.67)
79 The Highlands of Topsham         12/1/95    11/1/30     420     407     106      106   L(8.83)
80 Colonial Square Apartments       12/1/94    11/1/26     384     359      35       95   L(2.92), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
81 Dudley Oaks Apartments            2/1/96     1/1/36     480     469      48      108   L(4), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
82 Plantation View Apartments       11/1/96    10/1/07     132     130      46       46   L(3.83)
83 Chief Tyee Apartments             9/1/94     8/1/34     480     452      31       91   L(2.58), 5%(1), 4%(1), 3%(1), 2%(1), 1%(1)
84 Takilma Village Apartments        3/1/95     2/1/35     480     458      97       97   L(8.08)
                                    ---------------------------------------------------
   Total/Weighted Average:           1/4/94     2/3/29     422     386      53       92
                                    ===================================================

   Maximum:                          1/1/97    11/1/36     492     479     119      210
   Minimum:                          7/1/80    10/1/07     132     130       0        0

(1) Based upon the greater of the terms provided to the underlying mortgage loans or HAP contracts if applicable.

                            Mortgage Loans by State

                                                   Percentage of     Weighted        Weighted
                                Cut-Off Date(1)   Cut-Off Date(1)    Average         Average
                       Number     Principal          Principal       Mortgage        Term to
    State             of Loans     Balance            Balance          Rate          Maturity
---------------------------------------------------------------------------------------------
    New York              8     $ 44,478,844           15.9%          8.880%            322
     Texas                8       24,969,776            8.9%          8.848%            420
      Ohio               12       24,159,452            8.6%          9.161%            397

    Michigan              9       22,214,794            7.9%          8.849%            362
    Virginia              3       20,473,787            7.3%          8.311%            400
  Connecticut             4       14,916,302            5.3%          7.954%            388
   California             4       13,765,945            4.9%          7.672%            392
    Colorado              1       11,238,871            4.0%          8.600%            369
 Massachusetts            3       11,092,516            4.0%          8.466%            441
   New Jersey             1       11,030,670            3.9%          8.450%            398
 New Hampshire            2       10,683,306            3.8%          7.875%            413
    Georgia               2        9,754,727            3.5%          8.253%            405
    Maryland              4        9,682,794            3.5%          8.418%            352
    Illinois              2        9,592,432            3.4%          8.710%            428
  South Dakota            3        8,364,670            3.0%          8.250%            419
  Pennsylvania            3        7,958,794            2.8%          7.983%            452
    Indiana               1        5,442,662            1.9%          8.000%            358
    Arizona               1        4,456,329            1.6%          8.900%            393
    Florida               1        3,838,016            1.4%          8.825%            400
    Alabama               2        3,201,026            1.1%          9.489%            359
   Minnesota              2        3,072,208            1.1%          8.842%            431
     Maine                2        1,594,336            0.6%          8.977%            403
 North Carolina           1        1,304,249            0.5%          8.000%            369
    Kentucky              1        1,296,917            0.5%         10.000%            380
    Missouri              1          623,323            0.2%          8.750%            455
    Nebraska              1          550,974            0.2%          9.250%            359
     Oregon               2          482,621            0.2%          9.022%            454
                         ------------------------------------------------------------------
Total / Wtd Avg          84     $280,240,930          100.0%          8.569%            387
                         ==================================================================


                        Mortgage Loans by Property Type

                                                   Percentage of     Weighted        Weighted
                                Cut-Off Date(1)   Cut-Off Date(1)    Average         Average
                       Number     Principal          Principal       Mortgage        Term to
Property Type         of Loans     Balance            Balance          Rate          Maturity
---------------------------------------------------------------------------------------------
Multifamily              58     $196,619,881           70.2%          8.666%            380
Nursing Facility         26       83,621,049           29.8%          8.577%            404
                         ------------------------------------------------------------------
Total / Wtd Avg          84     $280,240,930          100.0%          8.569%            387
                         ==================================================================


                                  FHA Program

                                                   Percentage of     Weighted        Weighted
                                Cut-Off Date(1)   Cut-Off Date(1)    Average         Average

  FHA                  Number     Principal          Principal       Mortgage        Term to
Program               of Loans     Balance            Balance          Rate          Maturity
---------------------------------------------------------------------------------------------
223 (f)                  38     $139,944,014           49.9%          8.234%            393
221 (d)4                 10       33,368,009           11.9%          9.396%            373
232                      12       30,273,960           10.8%          9.348%            410
223 (a)7                  6       27,878,089            9.9%          8.418%            403
220                       2       15,955,240            5.7%          8.241%            339
207                       1       11,238,871            4.0%          8.600%            369
223 (e)                   1        8,187,274            2.9%          8.500%            290
241 (f)                   7        6,201,712            2.2%          8.840%            376
241                       3        2,639,794            0.9%          9.730%            402
223 (d)                   2        2,235,379            0.8%          8.500%            443
233 (f)                   1        1,709,276            0.6%          8.875%            305
542 (c)                   1          608,720            0.2%          9.250%            356
                         ------------------------------------------------------------------
Total / Wtd Avg          84     $280,240,930          100.0%          8.569%            387
                         ==================================================================

(1) December 1, 1996

                                 Mortgage Rates


                                                                  Percentage of      Weighted       Weighted
                                              Cut-Off Date(1)    Cut-Off Date(1)     Average        Average
                                    Number       Principal          Principal        Mortgage       Term to
          Mortgage Rate            of Loans       Balance            Balance          Rate          Maturity
-------------------------------------------------------------------------------------------------------------
       7.250%          7.999%        10        $ 51,897,725           18.5%          7.712%            412
       8.000%          8.249%         5          12,745,523            4.5%          8.046%            379
       8.250%          8.499%        16          73,020,360           26.1%          8.328%            393
       8.500%          8.749%        15          55,352,720           19.8%          8.528%            377
       8.750%          8.999%         9          16,740,911            6.0%          8.845%            381
       9.000%          9.249%         4          19,509,544            7.0%          9.046%            368
       9.250%          9.499%         7           7,947,806            2.8%          9.250%            397
       9.500%          9.749%         8          21,576,971            7.7%          9.500%            364
       9.750%          9.999%         4          10,435,646            3.7%          9.750%            321
      10.000%         10.499%         3           4,121,025            1.5%         10.039%            380
      10.500%         10.999%         3           6,892,107            2.5%         10.500%            420
                                     -----------------------------------------------------------------------
Total / Weighted Average:            84        $280,240,930          100.0%          8.569%            387
                                     =======================================================================

Maximum Mortgage Rate:                                                                              10.500%
Minimum Mortgage Rate:                                                                               7.379%

Weighted Average Mortgage Rate:                                                                      8.569%


                                Principal Balance

                                                                  Percentage of      Weighted       Weighted
                                              Cut-Off Date(1)    Cut-Off Date(1)     Average        Average
          Principal                Number       Principal          Principal        Mortgage       Term to
           Balance                of Loans       Balance            Balance          Rate          Maturity
-------------------------------------------------------------------------------------------------------------
     100,000         999,999         16        $ 10,099,753            3.6%          8.926%            400
   1,000,000       1,999,999         19          28,779,504           10.3%          8.946%            391
   2,000,000       2,999,999         17          42,955,178           15.3%          8.724%            386
   3,000,000       3,999,999         10          36,735,013           13.1%          8.973%            383
   4,000,000       4,999,999          4          18,636,226            6.7%          8.722%            410
   5,000,000       5,999,999          5          26,926,377            9.6%          8.077%            384
   6,000,000       6,999,999          1           6,557,352            2.3%          7.875%            479
   7,000,000       7,999,999          5          38,579,171           13.8%          8.414%            396
   8,000,000       8,999,999          3          24,894,638            8.9%          7.786%            357
   9,000,000       9,999,999          1           9,021,896            3.2%          9.500%            291
  10,000,000      11,999,999          2          22,269,540            7.9%          8.526%            383
  12,000,000      15,000,000          1          14,785,689            5.3%          8.375%            394
                                     -----------------------------------------------------------------------
Total / Weighted Average:            84        $280,240,930          100.0%          8.569%            387
                                     =======================================================================

Maximum Principal Balance:                                                                      14,785,689
Minimum Principal Balance:                                                                         174,827
Average Principal Balance:                                                                     $ 3,336,195


                            Remaining Maturity Term

                                                                  Percentage of      Weighted       Weighted
                                              Cut-Off Date(1)    Cut-Off Date(1)     Average        Average
            Remaining               Number       Principal          Principal        Mortgage       Term to
          Maturity Term            of Loans       Balance            Balance          Rate          Maturity
-------------------------------------------------------------------------------------------------------------

         120             132          1        $    476,338            0.2%          8.500%            130
         240             252          1           2,441,713            0.9%          9.750%            251
         276             299          3          31,888,771           11.4%          8.990%            289
         308             335          3          12,629,722            4.5%          8.509%            317
         360             395         11          56,599,878           20.2%          8.317%            386
         396             431         20         101,339,175           36.3%          8.351%            412
         432             480         18          40,754,139           14.3%          8.882%            465

                                     -----------------------------------------------------------------------
Total / Weighted Average:            84        $280,240,930          100.0%          8.569%            387
                                     =======================================================================

Maximum Maturity Term:                                                                                 479
Minimum Maturity Term:                                                                                 130
Weighted Average Maturity Term:                                                                        387

(1) December 1, 1996

                              Prepayment Provisions

                                                                                                Weighted
                                                                                 Weighted        Average
                                                                                  Average       Remaining       Weighted
                                                                Percentage of    Remaining      Prepayment      Average
                                             Cut-Off Date(1)   Cut-Off Date(1)  Hard Lockout    Provision       Term to
             Remaining            Number       Principal          Principal        Term            Term         Maturity
        Maturity Term (years)    of Loans       Balance            Balance        (years)         (years)       (years)
------------------------------------------------------------------------------------------------------------------------
        10.0           10.9          1       $    476,358            0.2%           3.83            3.8           10.8
        20.0           20.9          1          2,441,713            0.9%           0.58            5.6           20.9
        23.0           23.9          1          7,879,951            2.8%           2.50            5.2           23.5
        24.0           24.9          4         24,008,820            8.6%           4.56            6.2           24.2
        25.0           25.9          2          2,501,998            0.9%           0.08            2.7           25.3
        26.0           26.9          2          8,442,125            3.0%           2.91            6.2           26.5
        27.0           27.9          1          1,685,599            0.6%           3.33            8.3           27.3
        28.0           28.9          5         11,042,276            3.9%           3.04            9.9           28.5
        29.0           29.9         10         25,445,411            9.1%           2.79            9.8           29.7
        30.0           30.9          2         12,543,120            4.5%           1.33            1.3           30.8
        31.0           31.9          3          4,121,025            1.5%           3.10            7.5           31.7
        32.0           32.9          6         39,935,733           14.3%           3.51            5.9           32.7
        33.0           33.9          9         24,772,476            8.8%           4.47            9.1           33.3
        34.0           34.9         18         68,123,195           24.3%           6.05            9.4           34.6
        35.0           35.9          2          8,443,504            3.0%           4.53            7.5           35.0
        36.0           36.9          2          3,427,333            1.2%           5.96            6.0           36.4
        37.0           37.9          2            931,116            0.3%           7.50            7.8           37.8
        38.0           38.9          5         12,758,843            4.6%           4.54            5.7           38.1
        39.0           39.9          8         21,259,742            7.6%           6.27            9.6           39.6
                                     -----------------------------------------------------------------------------------
Total / Weighted Average:            84       $280,240,930         100.0%           4.38            7.7           32.2
                                     ===================================================================================

                               Mortgage Asset Type


                                                                  Percentage of      Weighted       Weighted
                                              Cut-Off Date(1)    Cut-Off Date(1)     Average        Average
            Mortgage                Number       Principal          Principal        Mortgage       Term to
           Asset Type              of Loans       Balance            Balance          Rate          Maturity
-------------------------------------------------------------------------------------------------------------

               FHA                   64        $200,193,410           71.4%          8.715%            382
               GNMA                  20          80,046,928           28.6%          8.205%            395
                                     -----------------------------------------------------------------------
Total / Weighted Average:            84        $280,240,930          100.0%          8.569%            387
                                     =======================================================================

                                 Debenture Rates

                                                                  Percentage of      Weighted       Weighted
                                              Cut-Off Date(1)    Cut-Off Date(1)     Average        Average
                                    Number       Principal          Principal        Mortgage       Term to
      Debenture Rates              of Loans       Balance            Balance          Rate          Maturity
-------------------------------------------------------------------------------------------------------------

       6.000%          6.490%         1        $  1,724,783            0.6%          9.500%            442
       6.500%          6.990%         5          18,986,605            6.8%          8.050%            413
       7.000%          7.240%         2          16,819,348            6.0%          7.923%            339
       7.250%          7.490%        20          63,559,739           22.7%          8.491%            391
       7.750%          7.990%        11          28,144,507           10.0%          9.407%            359
       8.000%          8.240%         2           4,150,989            1.5%          9.390%            273
       8.250%          8.490%        12          25,012,238            8.9%          9.099%            426
       8.500%          8.740%         1          11,238,871            4.0%          8.600%            369
       9.000%          9.240%         3           6,892,107            2.5%         10.500%            420
      10.000%         10.490%         3           5,261,091            1.9%          8.432%            322
      11.500%         11.990%         3          14,715,263            5.3%          8.287%            373
      12.000%         12.990%         1           3,687,868            1.3%          9.750%            342
                         n/a         20          80,046,928           28.6%          8.205%            395

                                     -----------------------------------------------------------------------
Total / Weighted Average:            84        $280,240,930          100.0%          8.569%            387
                                     =======================================================================

Maximum Debenture Rate:                                                                             12.750%
Minimum Debenture Rate:                                                                              6.000%
Weighted Average Debenture Rate:                                                                     8.009%

(1) December 1, 1996

Donaldson, Lufkin & Jenrette - Real Estate Finance Group

                                                         Fri Dec 6 21:15:23 1996
                               ASW-1996-FHA1P A1
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                         Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $43,660,000.00                Current WAM : 480
Pass-Thru Rate            : 6.3000                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
 98.12500    98-04      7.062    2.15       7.116     1.99      7.161     1.88    7.200    1.79       7.237     1.71
 98.25000    98-08      7.003               7.052               7.093             7.129               7.163
 98.37500    98-12      6.945               6.989               7.026             7.059               7.089
 98.50000    98-16      6.886               6.925               6.959             6.988               7.015
 98.62500    98-20      6.827               6.862               6.891             6.917               6.941
 98.75000    98-24      6.769               6.799               6.825             6.847               6.868
 98.87500    98-28      6.710               6.736               6.758             6.777               6.794
 99.00000    99-00      6.652               6.673               6.691             6.707               6.721

 99.12500    99-04      6.594    2.16       6.611     2.00      6.624     1.89    6.637    1.80       6.648     1.72
 99.25000    99-08      6.536               6.548               6.558             6.567               6.575
 99.37500    99-12      6.478               6.485               6.492             6.497               6.502
 99.50000    99-16      6.420               6.423               6.426             6.428               6.430
 99.62500    99-20      6.363               6.361               6.360             6.358               6.357
 99.75000    99-24      6.305               6.299               6.294             6.289               6.285
 99.87500    99-28      6.247               6.237               6.228             6.220               6.213
100.00000   100-00      6.190               6.175               6.162             6.151               6.141

100.11040   100-04      6.140    2.17       6.120     2.02      6.104     1.90    6.090    1.81       6.077     1.73
100.12500   100-04      6.133               6.113               6.097             6.082               6.069
100.25000   100-08      6.076               6.052               6.031             6.013               5.997
100.37500   100-12      6.019               5.990               5.966             5.945               5.925
100.50000   100-16      5.962               5.929               5.901             5.876               5.854
100.62500   100-20      5.905               5.867               5.836             5.808               5.782
100.75000   100-24      5.848               5.806               5.771             5.739               5.711
100.87500   100-28      5.792               5.745               5.706             5.671               5.640

101.00000   101-00      5.735    2.18       5.684     2.03      5.641     1.91    5.603    1.82       5.569     1.74
101.12500   101-04      5.679               5.623               5.577             5.536               5.498
101.25000   101-08      5.622               5.563               5.512             5.468               5.427
101.37500   101-12      5.566               5.502               5.448             5.400               5.357
101.50000   101-16      5.510               5.442               5.384             5.333               5.286
101.62500   101-20      5.454               5.381               5.320             5.265               5.216
101.75000   101-24      5.398               5.321               5.256             5.198               5.146
101.87500   101-28      5.343               5.261               5.192             5.131               5.076
---------------------------------------------------------------------------------------------------------------------

     Avg Life                2.45                2.25                2.11              2.00                1.91
---------------------------------------------------------------------------------------------------------------------
        First Pay         01/25/97             01/25/97            01/25/97          01/25/97            01/25/97
         Last Pay         05/25/01             12/25/00            09/25/00          06/25/00            04/25/00
       Prin. Window          53                   48                  45                42                  40
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-------------------------------------------------------------
                             75.0% CPR           100.0% CPR
                        -------------------------------------
        Price             Yield    ModDur     Yield   ModDur
-------------------------------------------------------------
 98.12500    98-04        7.322      1.56     7.494     1.31
 98.25000    98-08        7.240               7.397
 98.37500    98-12        7.159               7.301
 98.50000    98-16        7.078               7.205
 98.62500    98-20        6.997               7.109
 98.75000    98-24        6.916               7.013
 98.87500    98-28        6.835               6.918
 99.00000    99-00        6.755               6.823

 99.12500    99-04        6.674      1.57     6.728     1.32
 99.25000    99-08        6.594               6.633
 99.37500    99-12        6.514               6.538
 99.50000    99-16        6.434               6.444
 99.62500    99-20        6.355               6.349
 99.75000    99-24        6.275               6.255
 99.87500    99-28        6.196               6.161
100.00000   100-00        6.116               6.068

100.11040   100-04        6.047      1.57     5.985     1.33
100.12500   100-04        6.037               5.974
100.25000   100-08        5.958               5.881
100.37500   100-12        5.880               5.788
100.50000   100-16        5.801               5.695
100.62500   100-20        5.723               5.602
100.75000   100-24        5.644               5.510
100.87500   100-28        5.566               5.418

101.00000   101-00        5.488      1.58     5.325     1.34
101.12500   101-04        5.410               5.234
101.25000   101-08        5.333               5.142
101.37500   101-12        5.255               5.050
101.50000   101-16        5.178               4.959
101.62500   101-20        5.100               4.868
101.75000   101-24        5.023               4.777
101.87500   101-28        4.946               4.686
-------------------------------------------------------------
     Avg Life                  1.72                1.45
-------------------------------------------------------------
        First Pay              01/25/97           01/25/97
         Last Pay              01/25/00           09/25/99

       Prin. Window               37                 33
-------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                         Fri Dec 6 21:15:23 1996
                               ASW-1996-FHA1P A2
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                         Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $52,050,000.00                Current WAM : 480
Pass-Thru Rate            : 6.7500                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
  99.12500    99-04     6.933    4.87       6.940     4.49      6.946     4.26    6.950    4.10       6.953     3.98
  99.25000    99-08     6.907               6.913               6.916             6.919               6.921
  99.37500    99-12     6.882               6.885               6.887             6.888               6.890
  99.50000    99-16     6.856               6.857               6.857             6.858               6.858
  99.62500    99-20     6.830               6.829               6.828             6.827               6.827
  99.75000    99-24     6.805               6.801               6.799             6.797               6.796
  99.87500    99-28     6.779               6.774               6.770             6.767               6.764
 100.00000   100-00     6.754               6.746               6.740             6.736               6.733

 100.12500   100-04     6.728    4.88       6.718     4.50      6.711     4.27    6.706    4.11       6.702     3.99
 100.25000   100-08     6.703               6.691               6.682             6.676               6.671
 100.37500   100-12     6.677               6.663               6.653             6.646               6.640
 100.50000   100-16     6.652               6.636               6.624             6.616               6.609
 100.62500   100-20     6.627               6.608               6.595             6.585               6.578
 100.75000   100-24     6.601               6.581               6.566             6.555               6.547
 100.87500   100-28     6.576               6.553               6.537             6.525               6.516
 101.00000   101-00     6.551               6.526               6.509             6.495               6.485

 101.02280   101-01     6.546    4.89       6.521     4.51      6.503     4.28    6.490    4.12       6.479     4.00
 101.12500   101-04     6.526               6.499               6.480             6.466               6.454
 101.25000   101-08     6.501               6.471               6.451             6.436               6.423

 101.37500   101-12     6.475               6.444               6.422             6.406               6.393
 101.50000   101-16     6.450               6.417               6.394             6.376               6.362
 101.62500   101-20     6.425               6.390               6.365             6.346               6.331
 101.75000   101-24     6.400               6.363               6.337             6.317               6.301
 101.87500   101-28     6.375               6.336               6.308             6.287               6.270

 102.00000   102-00     6.351    4.90       6.309     4.52      6.280     4.29    6.258    4.13       6.240     4.01
 102.12500   102-04     6.326               6.282               6.251             6.228               6.209
 102.25000   102-08     6.301               6.255               6.223             6.199               6.179
 102.37500   102-12     6.276               6.228               6.195             6.169               6.149
 102.50000   102-16     6.251               6.201               6.166             6.140               6.118
 102.62500   102-20     6.227               6.175               6.138             6.110               6.088
 102.75000   102-24     6.202               6.148               6.110             6.081               6.058
 102.87500   102-28     6.177               6.121               6.082             6.052               6.028
---------------------------------------------------------------------------------------------------------------------
         Avg Life            6.16                5.58                5.23              5.00                4.83
---------------------------------------------------------------------------------------------------------------------
        First Pay          05/25/01            12/25/00            09/25/00          06/25/00            04/25/00
         Last Pay          08/25/04            10/25/03            05/25/03          01/25/03            11/25/02
       Prin. Window           40                  35                  33                32                  32
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-------------------------------------------------------------
                             75.0% CPR           100.0% CPR
                        -------------------------------------
        Price             Yield    ModDur     Yield   ModDur
-------------------------------------------------------------
  99.12500    99-04       6.958     3.78      6.966    3.54
  99.25000    99-08       6.925               6.930
  99.37500    99-12       6.892               6.895
  99.50000    99-16       6.859               6.860
  99.62500    99-20       6.826               6.825
  99.75000    99-24       6.793               6.789
  99.87500    99-28       6.760               6.754
 100.00000   100-00       6.727               6.719

 100.12500   100-04       6.694     3.79      6.684    3.55
 100.25000   100-08       6.661               6.649
 100.37500   100-12       6.629               6.614
 100.50000   100-16       6.596               6.580
 100.62500   100-20       6.563               6.545
 100.75000   100-24       6.531               6.510
 100.87500   100-28       6.498               6.475
 101.00000   101-00       6.466               6.441

 101.02280   101-01       6.460     3.79      6.434    3.56
 101.12500   101-04       6.433               6.406
 101.25000   101-08       6.401               6.372
 101.37500   101-12       6.368               6.337
 101.50000   101-16       6.336               6.303
 101.62500   101-20       6.304               6.268
 101.75000   101-24       6.272               6.234

 101.87500   101-28       6.239               6.200

 102.00000   102-00       6.207     3.80      6.166    3.57
 102.12500   102-04       6.175               6.131
 102.25000   102-08       6.143               6.097
 102.37500   102-12       6.111               6.063
 102.50000   102-16       6.079               6.029
 102.62500   102-20       6.047               5.995
 102.75000   102-24       6.016               5.962
 102.87500   102-28       5.984               5.928
-------------------------------------------------------------
      Avg Life                 4.54                4.22
-------------------------------------------------------------
        First Pay            01/25/00            09/25/99
         Last Pay            08/25/02            03/25/02
       Prin. Window             32                  31
-------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                         Fri Dec 6 21:15:23 1996
                               ASW-1996-FHA1P A3
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                         Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $43,510,000.00                Current WAM : 480
Pass-Thru Rate            : 6.9250                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
  99.37500    99-12     7.052    6.33       7.054     5.86      7.055     5.57    7.056    5.37       7.057     5.22
  99.50000    99-16     7.032               7.032               7.033             7.033               7.033
  99.62500    99-20     7.012               7.011               7.010             7.010               7.009
  99.75000    99-24     6.992               6.990               6.988             6.986               6.985
  99.87500    99-28     6.973               6.968               6.965             6.963               6.961
 100.00000   100-00     6.953               6.947               6.943             6.940               6.938
 100.12500   100-04     6.933               6.926               6.921             6.917               6.914

 100.25000   100-08     6.914               6.905               6.899             6.894               6.890

 100.37500   100-12     6.894    6.34       6.884     5.87      6.876     5.59    6.871    5.38       6.866     5.23
 100.50000   100-16     6.875               6.863               6.854             6.848               6.843
 100.62500   100-20     6.855               6.841               6.832             6.825               6.819
 100.75000   100-24     6.836               6.820               6.810             6.802               6.795
 100.87500   100-28     6.816               6.799               6.788             6.779               6.772
 101.00000   101-00     6.797               6.778               6.766             6.756               6.748
 101.12500   101-04     6.777               6.758               6.744             6.733               6.725
 101.25000   101-08     6.758               6.737               6.722             6.710               6.701

 101.34030   101-11     6.744    6.36       6.722     5.89      6.706     5.60    6.694    5.40       6.684     5.24
 101.37500   101-12     6.739               6.716               6.700             6.688               6.678
 101.50000   101-16     6.719               6.695               6.678             6.665               6.654
 101.62500   101-20     6.700               6.674               6.656             6.642               6.631
 101.75000   101-24     6.681               6.653               6.634             6.620               6.608
 101.87500   101-28     6.662               6.633               6.612             6.597               6.584
 102.00000   102-00     6.643               6.612               6.591             6.574               6.561
 102.12500   102-04     6.623               6.591               6.569             6.552               6.538

 102.25000   102-08     6.604    6.37       6.571     5.90      6.547     5.61    6.529    5.41       6.515     5.26
 102.37500   102-12     6.585               6.550               6.526             6.507               6.492
 102.50000   102-16     6.566               6.529               6.504             6.484               6.469
 102.62500   102-20     6.547               6.509               6.482             6.462               6.446
 102.75000   102-24     6.528               6.488               6.461             6.440               6.422
 102.87500   102-28     6.509               6.468               6.439             6.417               6.399
 103.00000   102-00     6.490               6.447               6.418             6.395               6.377
 103.12500   102-04     6.471               6.427               6.396             6.373               6.354
---------------------------------------------------------------------------------------------------------------------
         Avg Life            8.69                7.84                7.34              7.00                6.75
---------------------------------------------------------------------------------------------------------------------
        First Pay          08/25/04            10/25/03            05/25/03          01/25/03            11/25/02
         Last Pay          07/25/06            08/25/05            02/25/05          10/25/04            08/25/04
       Prin. Window           24                  23                  22                22                  22
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-------------------------------------------------------------
                             75.0% CPR           100.0% CPR
                        -------------------------------------
        Price             Yield    ModDur     Yield   ModDur
-------------------------------------------------------------
  99.37500    99-12       7.059     4.96      7.061    4.64
  99.50000    99-16       7.033               7.034
  99.62500    99-20       7.008               7.007
  99.75000    99-24       6.983               6.980
  99.87500    99-28       6.958               6.953
 100.00000   100-00       6.933               6.927
 100.12500   100-04       6.908               6.900
 100.25000   100-08       6.883               6.873

 100.37500   100-12       6.858     4.97      6.846    4.65
 100.50000   100-16       6.833               6.820

 100.62500   100-20       6.808               6.793
 100.75000   100-24       6.783               6.767
 100.87500   100-28       6.758               6.740
 101.00000   101-00       6.733               6.714
 101.12500   101-04       6.709               6.687
 101.25000   101-08       6.684               6.661

 101.34030   101-11       6.666     4.98      6.642    4.66
 101.37500   101-12       6.659               6.635
 101.50000   101-16       6.635               6.608
 101.62500   101-20       6.610               6.582
 101.75000   101-24       6.586               6.556
 101.87500   101-28       6.561               6.530
 102.00000   102-00       6.537               6.504
 102.12500   102-04       6.512               6.477

 102.25000   102-08       6.488     4.99      6.451    4.67
 102.37500   102-12       6.463               6.425
 102.50000   102-16       6.439               6.399
 102.62500   102-20       6.415               6.373
 102.75000   102-24       6.390               6.348
 102.87500   102-28       6.366               6.322
 103.00000   103-00       6.342               6.296
 103.12500   103-04       6.318               6.270
-------------------------------------------------------------
      Avg Life                 6.32                5.83
-------------------------------------------------------------
        First Pay            08/25/02            03/25/02
         Last Pay            03/25/04            11/25/03
       Prin. Window             20                  21
-------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                         Fri Dec 6 21:15:23 1996
                               ASW-1996-FHA1P A4
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                         Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $64,815,000.00                Current WAM : 480
Pass-Thru Rate            : 7.0550                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
  99.37500    99-12     7.181    7.25       7.182     6.79      7.183     6.54    7.184    6.36       7.184     6.23
  99.50000    99-16     7.164               7.164               7.164             7.164               7.164
  99.62500    99-20     7.146               7.145               7.145             7.145               7.144
  99.75000    99-24     7.129               7.127               7.126             7.125               7.124
  99.87500    99-28     7.112               7.109               7.107             7.105               7.104
 100.00000   100-00     7.095               7.090               7.088             7.086               7.084
 100.12500   100-04     7.078               7.072               7.069             7.066               7.064
 100.25000   100-08     7.061               7.054               7.050             7.047               7.045

 100.37500   100-12     7.044    7.27       7.036     6.81      7.031     6.55    7.027    6.38       7.025     6.25
 100.50000   100-16     7.027               7.018               7.012             7.008               7.005
 100.62500   100-20     7.010               6.999               6.993             6.989               6.985
 100.75000   100-24     6.993               6.981               6.974             6.969               6.965
 100.87500   100-28     6.976               6.963               6.955             6.950               6.946
 101.00000   101-00     6.959               6.945               6.937             6.931               6.926
 101.12500   101-04     6.942               6.927               6.918             6.911               6.906
 101.25000   101-08     6.925               6.909               6.899             6.892               6.887

 101.26970   101-09     6.922    7.29       6.906     6.83      6.896     6.57    6.889    6.39       6.884     6.27
 101.37500   101-12     6.908               6.891               6.881             6.873               6.867
 101.50000   101-16     6.891               6.873               6.862             6.854               6.847
 101.62500   101-20     6.874               6.855               6.843             6.834               6.828
 101.75000   101-24     6.858               6.837               6.825             6.815               6.808
 101.87500   101-28     6.841               6.819               6.806             6.796               6.789
 102.00000   102-00     6.824               6.801               6.788             6.777               6.770
 102.12500   102-04     6.807               6.784               6.769             6.758               6.750

 102.25000   102-08     6.791    7.31       6.766     6.85      6.750     6.59    6.739    6.41       6.731     6.28
 102.37500   102-12     6.774               6.748               6.732             6.720               6.711
 102.50000   102-16     6.758               6.730               6.714             6.701               6.692
 102.62500   102-20     6.741               6.713               6.695             6.682               6.673
 102.75000   102-24     6.724               6.695               6.677             6.663               6.653
 102.87500   102-28     6.708               6.677               6.658             6.645               6.634
 103.00000   102-00     6.691               6.660               6.640             6.626               6.615
 103.12500   102-04     6.675               6.642               6.622             6.607               6.596
---------------------------------------------------------------------------------------------------------------------
         Avg Life           10.64                9.68                9.17              8.83                8.59
---------------------------------------------------------------------------------------------------------------------
        First Pay          07/25/06            08/25/05            02/25/05          10/25/04            08/25/04
         Last Pay          08/25/08            06/25/07            12/25/06          08/25/06            06/25/06
       Prin. Window           26                  23                  23                23                  23
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-------------------------------------------------------------
                             75.0% CPR           100.0% CPR

                        -------------------------------------
        Price             Yield    ModDur     Yield   ModDur
-------------------------------------------------------------
  99.37500    99-12       7.185     6.03      7.186    5.80
  99.50000    99-16       7.164               7.165
  99.62500    99-20       7.144               7.143
  99.75000    99-24       7.123               7.122
  99.87500    99-28       7.102               7.100
 100.00000   100-00       7.082               7.079
 100.12500   100-04       7.061               7.057
 100.25000   100-08       7.041               7.036

 100.37500   100-12       7.020     6.05      7.015    5.82
 100.50000   100-16       7.000               6.993
 100.62500   100-20       6.979               6.972
 100.75000   100-24       6.959               6.951
 100.87500   100-28       6.938               6.930
 101.00000   101-00       6.918               6.908
 101.12500   101-04       6.898               6.887
 101.25000   101-08       6.877               6.866

 101.26970   101-09       6.874     6.06      6.863    5.83
 101.37500   101-12       6.857               6.845
 101.50000   101-16       6.837               6.824
 101.62500   101-20       6.817               6.803
 101.75000   101-24       6.797               6.782
 101.87500   101-28       6.776               6.761
 102.00000   102-00       6.756               6.740
 102.12500   102-04       6.736               6.720

 102.25000   102-08       6.716     6.08      6.699    5.85
 102.37500   102-12       6.696               6.678
 102.50000   102-16       6.676               6.657
 102.62500   102-20       6.656               6.636
 102.75000   102-24       6.636               6.616
 102.87500   102-28       6.616               6.595
 103.00000   103-00       6.597               6.574
 103.12500   103-04       6.577               6.554
-------------------------------------------------------------
      Avg Life                 8.21                7.79
-------------------------------------------------------------
        First Pay            03/25/04            11/25/03
         Last Pay            01/25/06            07/25/05
       Prin. Window             23                  21
-------------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                         Fri Dec 6 21:15:23 1996
                               ASW-1996-FHA1P A3
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                         Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $71,201,094.00                Current WAM : 480
Pass-Thru Rate            : 7.0550                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
  93.62500    93-20     7.550    15.55      7.628     12.96     7.679     11.69   7.713    10.98      7.737     10.52
  93.75000    93-24     7.541               7.618               7.668             7.701               7.725
  93.87500    93-28     7.533               7.608               7.656             7.689               7.712
  94.00000    94-00     7.524               7.598               7.645             7.677               7.699
  94.12500    94-04     7.516               7.587               7.634             7.665               7.687
  94.25000    94-08     7.507               7.577               7.623             7.653               7.674
  94.37500    94-12     7.499               7.567               7.611             7.641               7.662
  94.50000    94-16     7.490               7.557               7.600             7.629               7.649

  94.62500    94-20     7.482    15.57      7.547     12.97     7.589     11.70   7.617    10.98      7.637     10.53
  94.75000    94-24     7.473               7.537               7.578             7.605               7.624
  94.87500    94-28     7.465               7.526               7.566             7.593               7.612
  95.00000    95-00     7.457               7.516               7.555             7.581               7.599
  95.12500    95-04     7.448               7.506               7.544             7.569               7.587
  95.25000    95-08     7.440               7.496               7.533             7.557               7.574
  95.37500    95-12     7.431               7.486               7.522             7.545               7.562
  95.50000    95-16     7.423               7.476               7.510             7.533               7.550

  95.62210    95-20     7.415    15.58      7.466     12.98     7.500     11.71   7.522    10.99      7.538     10.53
  95.62500    95-20     7.415               7.466               7.499             7.522               7.537
  95.75000    95-24     7.406               7.456               7.488             7.510               7.525
  95.87500    95-28     7.398               7.446               7.477             7.498               7.513
  96.00000    96-00     7.390               7.436               7.466             7.486               7.500
  96.12500    96-04     7.381               7.426               7.455             7.474               7.488
  96.25000    96-08     7.373               7.416               7.444             7.463               7.476
  96.37500    96-12     7.365               7.406               7.433             7.451               7.464

  96.50000    96-16     7.357    15.59      7.396     12.99     7.422     11.71   7.439    11.00      7.451     10.54
  96.62500    96-20     7.348               7.386               7.411             7.427               7.439
  96.75000    96-24     7.340               7.376               7.400             7.416               7.427
  96.87500    96-28     7.332               7.366               7.389             7.404               7.415
  97.00000    97-00     7.324               7.357               7.378             7.392               7.402
  97.12500    97-04     7.315               7.347               7.367             7.381               7.390

  97.25000    97-08     7.307               7.337               7.356             7.369               7.378
  97.37500    97-12     7.299               7.327               7.345             7.357               7.366
---------------------------------------------------------------------------------------------------------------------
         Avg Life           17.85               14.18               12.50             11.61               11.06
---------------------------------------------------------------------------------------------------------------------
        First Pay          08/25/08            06/25/07            12/25/06          08/25/06            06/25/06
         Last Pay          11/25/27            09/25/20            07/25/16          08/25/14            12/25/12
       Prin. Window          232                 160                 116                97                  79
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-----------------------------------------------------------
                           75.0% CPR           100.0% CPR
                        -----------------------------------
        Price           Yield    ModDur     Yield   ModDur
-----------------------------------------------------------
  93.62500    93-20     7.775     9.87      7.815    9.26
  93.75000    93-24     7.762               7.801
  93.87500    93-28     7.748               7.787
  94.00000    94-00     7.735               7.773
  94.12500    94-04     7.722               7.758
  94.25000    94-08     7.708               7.744
  94.37500    94-12     7.695               7.730
  94.50000    94-16     7.682               7.716

  94.62500    94-20     7.668     9.88      7.701    9.27
  94.75000    94-24     7.655               7.687
  94.87500    94-28     7.642               7.673
  95.00000    95-00     7.628               7.659
  95.12500    95-04     7.615               7.645
  95.25000    95-08     7.602               7.631
  95.37500    95-12     7.589               7.617
  95.50000    95-16     7.575               7.603

  95.62210    95-20     7.563     9.88      7.589    9.28
  95.62500    95-20     7.562               7.589
  95.75000    95-24     7.549               7.575
  95.87500    95-28     7.536               7.561
  96.00000    96-00     7.523               7.547
  96.12500    96-04     7.510               7.533
  96.25000    96-08     7.497               7.519
  96.37500    96-12     7.484               7.505

  96.50000    96-16     7.471     9.89      7.491    9.28
  96.62500    96-20     7.457               7.477
  96.75000    96-24     7.444               7.463
  96.87500    96-28     7.431               7.449
  97.00000    97-00     7.419               7.435
  97.12500    97-04     7.406               7.422
  97.25000    97-08     7.393               7.408
  97.37500    97-12     7.380               7.394
-----------------------------------------------------------
      Avg Life              10.32                9.68

-----------------------------------------------------------
        First Pay          01/25/06            07/25/05
         Last Pay          01/25/10            01/25/08
       Prin. Window           49                  31
-----------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Donaldson, Lufkin & Jenrette - Real Estate Finance Group
                                                         Fri Dec 6 21:15:23 1996
                                ASW-1996-FHA1P B
            Yield Table (Flat File Coll, Ppy Lock, Lockout thru YMP,
                          Lockout thru Ppy Pen. period)
--------------------------------------------------------------------------------
Current Balance           : $5,004,836.07                Current WAM : 480
Pass-Thru Rate            : 6.5000                        Settlement  : 12/24/96
Accrued Days / Delay Days : 23 / 24
--------------------------------------------------------------------------------

                                                       Prepayments
---------------------------------------------------------------------------------------------------------------------
                            10.0% CPR          20.0% CPR           30.0% CPR         40.0% CPR          50.0% CPR
                        ---------------------------------------------------------------------------------------------
        Price           Yield   ModDur      Yield    ModDur     Yield    ModDur   Yield   ModDur      Yield   ModDur
---------------------------------------------------------------------------------------------------------------------
  76.87500    76-28     8.722    10.98      8.855     10.47     9.020      9.86   9.145     9.44      9.219      9.20
  77.00000    77-00     8.707               8.840               9.004             9.128               9.202
  77.12500    77-04     8.692               8.824               8.988             9.111               9.184
  77.25000    77-08     8.678               8.809               8.971             9.094               9.167
  77.37500    77-12     8.663               8.794               8.955             9.077               9.149
  77.50000    77-16     8.649               8.778               8.939             9.060               9.132
  77.62500    77-20     8.634               8.763               8.923             9.043               9.115
  77.75000    77-24     8.620               8.748               8.907             9.026               9.097

  77.87500    77-28     8.605    11.10      8.733     10.56     8.890      9.94   9.009     9.50      9.080      9.26
  78.00000    78-00     8.591               8.718               8.874             8.993               9.063
  78.12500    78-04     8.577               8.703               8.858             8.976               9.046
  78.25000    78-08     8.562               8.688               8.842             8.959               9.029
  78.37500    78-12     8.548               8.673               8.826             8.942               9.011
  78.50000    78-16     8.534               8.658               8.811             8.926               8.994
  78.62500    78-20     8.520               8.643               8.795             8.909               8.977
  78.75000    78-24     8.506               8.628               8.779             8.893               8.960

  78.86340    78-28     8.493    11.20      8.615     10.65     8.765     10.01   8.878     9.57      8.945      9.32

  78.87500    78-28     8.492               8.613               8.763             8.876               8.943
  79.00000    79-00     8.478               8.599               8.747             8.860               8.927
  79.12500    79-04     8.464               8.584               8.732             8.843               8.910
  79.25000    79-08     8.450               8.569               8.716             8.827               8.893
  79.37500    79-12     8.436               8.554               8.701             8.811               8.876
  79.50000    79-16     8.422               8.540               8.685             8.794               8.589
  79.62500    79-20     8.408               8.525               8.669             8.778               8.843

  79.75000    79-24     8.394    11.30      8.511     10.73     8.654     10.08   8.762     9.62      8.826      9.37
  79.87500    79-28     8.380               8.496               8.638             8.746               8.809
  80.00000    80-00     8.367               8.482               8.623             8.730               8.793
  80.12500    80-04     8.353               8.467               8.608             8.713               8.776
  80.25000    80-08     8.339               8.453               8.592             8.697               8.760
  80.37500    80-12     8.326               8.438               8.577             8.681               8.743
  80.50000    80-16     8.312               8.424               8.562             8.665               8.727
  80.62500    80-20     8.298               8.410               8.547             8.649               8.711
---------------------------------------------------------------------------------------------------------------------
         Avg Life           33.17               26.65               21.93             19.47               18.29
---------------------------------------------------------------------------------------------------------------------
        First Pay          11/25/27            09/25/20            07/25/16          08/25/14            12/25/12
         Last Pay          11/25/36            11/25/36            11/25/36          02/25/32            12/25/27
       Prin. Window          109                 195                 245               211                 181
---------------------------------------------------------------------------------------------------------------------

                                      Prepayments
-----------------------------------------------------------
                           75.0% CPR           100.0% CPR
                        -----------------------------------
        Price           Yield    ModDur     Yield   ModDur
-----------------------------------------------------------
  76.87500    76-28     9.345     8.81      9.462    8.46
  77.00000    77-00     9.326               9.443
  77.12500    77-04     9.308               9.424
  77.25000    77-08     9.290               9.405
  77.37500    77-12     9.272               9.386
  77.50000    77-16     9.253               9.367
  77.62500    77-20     9.235               9.348
  77.75000    77-24     9.217               9.329

  77.87500    77-28     9.199     8.86      9.310    8.51
  78.00000    78-00     9.181               9.291
  78.12500    78-04     9.163               9.273
  78.25000    78-08     9.145               9.254
  78.37500    78-12     9.127               9.236
  78.50000    78-16     9.110               9.217
  78.62500    78-20     9.092               9.198
  78.75000    78-24     9.074               9.180

  78.86340    78-28     9.058     8.92      9.163    8.56
  78.87500    78-28     9.056               9.161
  79.00000    79-00     9.039               9.143
  79.12500    79-04     9.021               9.125
  79.25000    79-08     9.004               9.106

  79.37500    79-12     8.986               9.088
  79.50000    79-16     8.969               9.070
  79.62500    79-20     8.951               9.052

  79.75000    79-24     8.934     8.96      9.034    8.60
  79.87500    79-28     8.916               9.016
  80.00000    80-00     8.899               8.997
  80.12500    80-04     8.882               8.979
  80.25000    80-08     8.864               8.961
  80.37500    80-12     8.847               8.944
  80.50000    80-16     8.830               8.926
  80.62500    80-20     8.813               8.908
-----------------------------------------------------------
      Avg Life              16.78               15.70
-----------------------------------------------------------
        First Pay          01/25/10            01/25/08
         Last Pay          02/25/23            07/25/14
       Prin. Window          158                  79
-----------------------------------------------------------

     The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
  Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.